UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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[   ]        Preliminary Proxy Statement
[   ]        Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
[X]        Definitive Proxy Statement
[   ]        Definitive Additional Materials
[   ]        Soliciting Material Pursuant to §240.14a-12

CHINA VALVES TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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China Valves Technology, Inc.
No. 93 West Xinsong Road
Kaifeng City, Henan Province
People’s Republic of China 4750002

June 24, 2010

Dear Stockholder:

You are invited to attend the China Valves Technology, Inc. Annual Meeting of Stockholders to be held on Friday, July 9, 2010 at 7:00 p.m., local time, at 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008.

We have provided details of the business to be conducted at the meeting in the accompanying Notice of Annual Meeting of Stockholders, proxy statement, and proxy card. We encourage you to read these materials, so you may be informed about the business to come before the meeting.

Your participation is important, regardless of the number of shares you own. In order for us to have an efficient meeting, please sign, date, and return the enclosed proxy card promptly in the accompanying reply envelope. You can find additional information concerning our voting procedures in the accompanying materials.

We look forward to seeing you at the meeting.

Sincerely,
/s/ Siping Fang
Siping Fang
Chairman and Chief Executive Officer

China Valves Technology, Inc.
No. 93 West Xinsong Road
Kaifeng City, Henan Province
People’s Republic of China 4750002

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD ON JULY 9, 2010

You are invited to attend the China Valves Technology, Inc. Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, July 9, 2010 at 7:00 p.m., local time, at 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008.

The matters proposed for consideration at the meeting are:

1.	The election of five persons as directors of the Company, each to serve for a term of one year or until their respective successors shall have been duly elected and qualified.

2.	The ratification of the appointment of Frazer Frost LLP as the independent registered public accounting firm of the Company for the current year.

3.	The transaction of such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our Board of Directors has set May 21, 2010 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. Regardless of whether you expect to attend the Annual Meeting, your vote is important. To ensure your representation at the Annual Meeting, please sign and date the enclosed proxy card and return it promptly in the accompanying reply envelope, which requires no additional postage. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure all your shares are voted. The accompanying proxy statement and form of proxy are first being sent or given to our stockholders on or about June 28, 2010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING TO BE HELD ON JULY 9, 2010

The proxy statement and our 2009 annual report are also available at www.cvalve.com and on the SEC's Edgar database at www.sec.gov.

By Order of the Board of Directors,

 /s/ Siping Fang
Siping Fang
Chairman and Chief Executive Officer

June 24, 2010
Kaifeng City, Henan Province

IT IS IMPORTANT THAT YOU COMPLETE AND RETURN
 THE ENCLOSED PROXY CARD PROMPTLY

China Valves Technology, Inc.
No. 93 West Xinsong Road
Kaifeng City, Henan Province
People’s Republic of China 4750002

PROXY STATEMENT FOR
2010 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 9, 2010

The Board of Directors of China Valves Technology, Inc. (the “Board”) solicits the accompanying proxy to be voted at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Friday, July 9, 2010 at 7 p.m., local time, at 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008, and at any adjournments or postponements thereof. In this proxy statement, unless the context requires otherwise, when we refer to “we,” “us,” “our,” “the Company” or “CVVT,” we are describing China Valves Technology, Inc.

This proxy statement, the accompanying Notice of Annual Meeting of Stockholders and the enclosed proxy card are first being sent or given to our stockholders on or about June 28, 2010. This proxy statement and our 2009 annual report are also available at www.cvalve.com

PURPOSES OF THE MEETING

At the Annual Meeting, we will ask you to consider and act upon the following matters:

1.	The election of five persons as directors of the Company, each to serve for a term of one year, or until their respective successors shall have been duly elected and qualified.

2.	The ratification of the appointment of Frazer Frost LLP as the independent registered public accounting firm of the Company for the current year.

3.	The transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

GENERAL INFORMATION

Record Date and Stockholders Entitled to Vote

Record Date. Our Board has fixed the close of business on May 21, 2010 as the record date (the “Record Date”) for purposes of determining stockholders entitled to receive notice of and to vote at the Annual Meeting. Only stockholders of record as of the Record Date will be entitled to vote at the Annual Meeting.

Our Common Stock. As of May 21, 2010, a total of 36,642,876 shares of our common stock were outstanding. Holders of our common stock are entitled to one vote for each share they hold on the Record Date.

Stockholder List. We will make a complete list of stockholders eligible to vote at the Annual Meeting available for examination at the Annual Meeting and during the ten days before the Annual Meeting. During such time, you may visit our principal executive offices during ordinary business hours to examine the stockholder list for any purpose relevant to the Annual Meeting.

Voting Requirements and Other Matters

Quorum. The holders of a majority in the outstanding shares of common stock entitled to vote at the Annual Meeting must be present, either in person or by proxy, to constitute a quorum for the transaction of business at the Annual Meeting. For purposes of establishing quorum, we will count abstentions and broker non-votes as present and entitled to vote.

Broker Non-Votes. A broker non-vote occurs when a stockholder that owns shares in “street name” through a nominee (usually a bank or a broker) fails to provide the nominee with voting instructions, and the nominee does not have discretionary authority to vote the shares with respect to the matter to be voted on, or when the nominee otherwise fails to vote the shares. Your broker or nominee is only permitted to vote your shares without instruction on routine matters.

How to Vote Your Shares. Your shares cannot be voted at the Annual Meeting unless you are present either in person or by proxy. If you vote by mail and return a completed, signed, and dated proxy card, your shares will be voted in accordance with your instructions. You may specify your choices by marking the appropriate box and following the other instructions on the proxy card. With respect to the election of directors, you may (i) vote “For” all the nominees or (ii) “Withhold Authority” with respect to some or all nominees. On all other matters, you may (i) vote “For” a proposal, (ii) vote “Against” a proposal, or (iii) “Abstain” from voting on a proposal. If you vote by mail and you return a proxy card that is unsigned, then your vote cannot be counted. If the returned proxy card is signed and dated, but you do not specify voting instructions, your shares will be voted “For” each proposal, in accordance with the Board’s recommendations unless such voting of uninstructed shares is otherwise prohibited under applicable law.

Vote Required—Election of Directors. If a quorum is present, the five nominees for director who receive a majority of the votes cast at the Annual Meeting, either in person or by proxy, will be elected. As a result, broker non-votes will not affect the outcome of the vote on this matter—they are treated as neither votes for nor votes against the election of directors.

Vote Required—Ratification of Independent Registered Public Accounting Firm. If a quorum is present, the ratification of the appointment of Frazer Frost LLP to serve as our independent registered public accounting firm for the year ending December 31, 2010 requires at least a majority of the votes cast at the Annual Meeting, either in person or by proxy. Abstentions will have the same effect as a vote against this proposal, because abstentions on this proposal, although treated as present and entitled to vote for purposes of determining the total pool of votable shares, do not contribute to the affirmative votes that are needed to approve the proposal. Broker non-votes, however, will have the effect of neither a vote for nor a vote against the ratification of Frazer Frost LLP to serve as our independent registered public accounting firm.

Other Business at the Meeting. We are not aware of (and have not received any notice with respect to) any business to be transacted at the Annual Meeting other than as described in this proxy statement. If any other matters properly come before the Annual Meeting, the named proxies on the proxy card will vote the shares represented by proxies on such matters in accordance with their discretion and best judgment.

Ownership by Insiders. As of May 21, 2010 our directors and executive officers beneficially owned an aggregate of 55,000 shares of our common stock (such number includes shares of common stock that may be acquired by such individuals within 60 days after May 21, 2010), which constitutes approximately 0.15% of our outstanding common stock and 0.15% of the voting control of common stock entitled to vote at the Annual Meeting.

Interest of Directors and Officers in Matters to be Acted Upon. None of our directors or officers has an interest in any matter to be voted upon except to the extent that such person is being nominated for election as a director.

Tabulation of Votes. Fang Liu has been appointed Inspector of Elections for the Annual Meeting, and in such capacity will separately tabulate the affirmative votes, negative votes, abstentions, and broker non-votes with respect to each of the proposals.

Announcement of Voting Results. We will announce preliminary voting results at the Annual Meeting and within four business days of the Annual Meeting, in a current report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”), we will disclose our final voting results. To the extent the final results are not known within four business days of the Annual Meeting, we will disclose the final results in an amended current report on Form 8-K that we will file with the SEC within four business days after such final results are known.

Revoking Your Proxy. If you execute a proxy pursuant to this solicitation, you may revoke it at any time before its exercise by doing any one of the following:

  Delivering written notice to our Corporate Secretary, Mr. Siping Fang, at our principal executive office.

  Executing and delivering a proxy bearing a later date to our Corporate Secretary at our principal executive office.

  Voting in person at the Annual Meeting.

To be effective, our Corporate Secretary must actually receive your notice or later-dated proxy before the Annual Meeting, or the Inspector of Elections must receive it at the Annual Meeting before the vote. Please note, however, that your attendance at the Annual Meeting without further action on your part will not automatically revoke your proxy.

Solicitation. The Board is making this solicitation of proxies on our behalf. In addition to the solicitation of proxies by use of the mail, our officers and employees may solicit the return of proxies by personal interview, telephone, email, or facsimile. We will not pay additional compensation to our officers and employees for their solicitation efforts, but we will reimburse them for any out-of-pocket expenses they incur in their solicitation efforts.

We will request that brokerage houses and other custodians, nominees, and fiduciaries forward our solicitation materials to beneficial owners of our common stock that is registered in their names. We may also hire a proxy solicitation firm at a standard industry compensation rate. We will bear all costs associated with preparing, assembling, printing, and mailing this proxy statement and the accompanying materials, the cost of forwarding our solicitation materials to the beneficial owners of our common stock, and all other costs of solicitation.

Householding of Proxy Materials. Some banks, brokers, and other nominee record holders may participate in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement or the Company’s annual report may have been sent to multiple stockholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write the Company at the following address or phone number: China Valves Technology, Inc., No. 93 West Xinsong Road, Kaifeng City, Henan Province, People’s Republic of China 475002, phone: +86 378-292-5211, Attention: Siping Fang. If you want to receive separate copies of the Company’s annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the preceding address and phone number.

Notice of Internet Availability

This proxy statement and our 2009 annual report are available at www.cvalve.com and on the SEC's Edgar database at www.sec.gov.

BENEFICIAL OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of May 21, 2010 by (i) each person or entity who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (ii) each director, (iii) each named executive officer and (iv) all directors and executive officers as a group. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his spouse) with respect to all shares of common stock listed as owned by such person or entity.

Unless otherwise indicated, the address of each person is c/o China Valves Technology, Inc., No. 93 West Xinsong Road, Kaifeng City, Henan Province, People’s Republic of China 475002.

	Number of Shares	Percentage of Class
	Beneficially Owned (1)	Owned (%) (2)

Name of Beneficial Owner
Officers and Directors
Siping Fang	0	*
Zengbiao Yu	0	*
Ichi Shih	0	*
Peter Li	22,500	*
William Haus	32,500	*
Binjie Fang	0	*
All executive officers and directors as a group (7 persons)(3)
	55,000	*
5% Holders
Bin Li	12,583,032	34.34
Bin Fang	2,325,000	6.35
Barry M. Kitt (4) (5)	1,679,200	4.58

* Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)

A total of 36,642,876 shares of our common stock as of May 21, 2010 are considered to be outstanding pursuant to the Commission Rule 13d-3(d)(1). For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(3)	Includes Mr. Renrui Tang, but does not include Ms. Ichi Shih.

(4)

Pinnacle Advisers, L.P. (“Advisers”) is the general partner of The Pinnacle Fund, L.P. (“Pinnacle”). Pinnacle Fund Management, LLC (“Management”) is the general partner of Advisers. Pinnacle owned 1,679,200 Mr. Barry Kitt is the sole member of Management. Mr. Kitt has dispositive and voting power over the shares and may be deemed to be the beneficial owner of the shares of common stock beneficially owned by Pinnacle. Mr. Kitt disclaims beneficial ownership of the shares to the extent of his direct or indirect pecuniary interest.

(5)

Pinnacle China Advisers, L.P. (“China Advisers”) is the general partner of Pinnacle China Fund, L.P. (“Pinnacle China”). Pinnacle China Management, LLC (“China Management”) is the general partner of China Advisers. Kitt China Management, LLC (“China Manager”) is the manager of China Management. Pinnacle China owned 1,679,200 shares of the Company’s common stock based on the 13G/A filed on February 10, 2010. Mr. Barry Kitt is the manager of China Manager. Mr. Kitt has dispositive and voting power over the shares and may be deemed to be the beneficial owner of the shares of common stock beneficially owned by Pinnacle China. Mr. Kitt disclaims beneficial ownership of the shares to the extent of his direct or indirect pecuniary interest.

ELECTION OF DIRECTORS

(PROPOSAL 1)

General Information

During 2009, the Board held 4 meetings. Our Board is currently composed of five members. Each current member’s term expires at the Annual Meeting (subject to the election and qualification of his successor, or his earlier death, resignation, or removal).

Upon the unanimous recommendation of the Nominating and Corporate Governance Committee, the Board has nominated each of the five persons named below to serve as a director until the 2011 Annual Meeting of Stockholders (or until his successor has been duly elected and qualified, or until his earlier death, resignation, or removal). Each nominee is a current member of the Board, has agreed to stand for election and serve if elected, and has consented to be named in this proxy statement.

Substitute Nominees

If, at the time of or before the Annual Meeting, any nominee is unable to be a candidate when the election occurs, or otherwise declines to serve, the persons named as proxies may use the discretionary authority provided to them in the proxy to vote for a substitute nominee designated by the Board. At this time, we do not anticipate any nominee will be unable to be a candidate for election or will otherwise decline to serve.

Vacancies

Under our bylaws, the Board has the authority to fill any vacancies that arise, including vacancies created by an increase in the number of directors or vacancies created by the resignation of a director. Any nominee so elected and appointed by the Board would hold office for the remainder of the term of office of all directors, which term expires annually at our annual meeting of stockholders.

Information Regarding the Nominees for Election as Directors

The name of each nominee for election as director, age as of June 24, 2010 and certain additional information with respect to each nominee concerning his principal occupation, other affiliations, and business experience during the last five years, are set forth below.

Nominees for Election as Director

Name	Age	Committees
Siping Fang	57
Binjie Fang	37
Zengiao Yu	55	Audit; Compensation; and Corporate Governance and Nominating (Chair)
Peter Li	46	Audit (Chair); Compensation; and Corporate Governance and Nominating
William Haus	47	Audit; Compensation (Chair); and Corporate Governance and Nominating

Siping Fang. Mr. Fang has over 20 years’ of experience in the valve industry. In 2001, Mr. Fang established Zhengdie Valve and was appointed as President and CEO of that company. In 2003, Mr. Fang acquired state-owned enterprise High Pressure Valve and was appointed as President and CEO of the company. Mr. Fang has been responsible for making strategic decisions on major corporate issues and directing the operations and market expansion of both companies. In 2007, Mr. Fang became our CEO after the reverse acquisition of China Valve Samoa.

Mr. Fang possesses particular knowledge and experience in the valve industry that strengthen the Board’s collective qualifications, skills, and experience. His demonstrated capabilities in leading, growing and guiding our Company provide the Board with a key understanding of the Company, its culture, its personnel, and its strengths and weaknesses. These capabilities combined with his prior business and managerial experience strengthen the Board’s collective qualifications, skills, and experience and make him qualified to lead the Company’s Board.

Binjie Fang. Mr. Fang was appointed as a director and became the Chief Operating Officer of the Company in 2007. Between September 1995 and January 2005, he was the head of the operations and human resource departments of Zhengzhou City Zhengdie Valve Co., Ltd., a subsidiary of the Company His major responsibilities included managing daily operations and human resource related issues. From January 2005 to the present, Mr. Fang has been the general manager of Zhengdie Valve Co., Ltd. His major responsibilities include supervising company operations in various aspects and managing marketing and business development activities. Mr. Fang possesses significant knowledge and experience in the valve industry. His knowledge and experience strengthens the Board’s collective qualifications, skills, and experience.

Zengbiao Yu. Mr. Yu has been working as a professor and a Ph.D. tutor for Tsinghua University since 1999. Mr. Yu is currently the vice president of Management Accounting Section of Accounting Society of China, director of Chinese Costing Association, independent director of Zhongyuan Special Steel Co., Ltd. and CNHTC Jinan Truck Co.,Ltd . In addition, he is a member of Editorial Advisory and Review Board of the IMA Educational Case Journal in U.S.A. As a PhD student, Mr. Yu had been educated jointly by the University of Illinois at Urbana-Champaign (UIUC) and Xiamen University (XU), and received his doctorate from XU in 1993. He had been Dean of Business School and Head of Accounting Department of Hebei University for more than 3 years. He was awarded “Certificates of High Attainment” from UIUC in 1991 and recognized as an “outstanding accountant” by the Ministry of Finance of PRC in 1995. He is author of more than 80 papers and 10 books on financial and managerial accounting.

Mr. Yu possesses extensive knowledge and experience in accounting and finance. Mr. Yu’s background, knowledge and achievements bring important value to the Board, as well as to the Audit Committee, and strengthens the Board’s collective qualifications, skills, and experience.

Peter Li. Peter Li brings more than 15 years experience of corporate financial management, investor relationship management, corporate strategy and internal controls. Peter Li is the CFO of Hollysis Automation Technologies Ltd. (NASDAQ: HOLI) since February 2009. Since August 2008, Mr. Li has been a co-founder and director of CS China Acquisition Corp., an OTCBB listed company engaged in seeking a business combination with a Chinese operating company. Since June 2008, he has also been an independent director and audit committee chairman for Yuhe International Inc., an OTCBB listed company in the broiler breeding business in China. Mr. Li is also a senior advisor to Yucheng Technologies, Ltd., a leading IT service provider to the banking industry in China. Between October 2004 and November 2006, Mr. Li was the CFO of Beijing Sihitech Technology Co. which merged to form Yucheng Technologies, Ltd. Prior to his tenure at Beijing Sihitech Technology Co., Mr. Li worked in corporate financial management with various companies, including the role of Internal Controller at Lenovo. Mr. Li graduated from Beijing Foreign Studies University with a B.A. and received a Master of Education from the University of Toronto. Mr. Li is a Certified General Accountant in Ontario, Canada.

Mr. Li’s vast experience has provided him with in-depth knowledge of publicly listed companies in the United States. He also brings an understanding of investor relations, SEC reporting, and the perspective of the investment community. Mr. Li’s knowledge and other professional experience have given him particular knowledge and experience that strengthen the Board’s collective qualifications, skills, and experience.

William Haus. Mr. William Haus has extensive experience in business and finance for public companies as well as China-based companies. Since August 2008, Mr. Haus has been the CEO and director of CS China Acquisition Corporation, a special purpose acquisition corporation focused on effecting a business combination with a China-based private company. Over the past eight years, Mr. Haus has worked in a variety of roles in analyzing companies and evaluating companies as potential investments. From September 2005 to May 2008, Mr. Haus was the Analyst for The Pinnacle Fund & The Pinnacle China Fund, both of which are hedge funds focused on investment opportunities in the United States and China. Between April 2005 and September 2005, he was the Senior Vice President and Equity Research Analyst for Healthcare Information Technology and Pharmaceutical Outsourcing, Stanford Group Company, a securities brokerage firm. From March 2000 to March 2005, Mr. Haus was the Senior Equity Research Analyst for Healthcare Information Technology and Pharmaceutical Outsourcing, Advest, Inc., a securities brokerage firm. Mr. Haus graduated from the State University of New York College at Fredonia with a B.S. in business administration and a B.A. in economics and received a Master of Business Administration from Boston University. He is a Chartered Financial Analyst (CFA) and member of the CFA Institute. Mr. Haus is also independent director of China Nutrifruit Group Limited, a food products producer, listed on NYSE Amex.

Mr. Haus’s experiences in investment roles and in senior management at several companies, including U.S. listed companies, that do business in China and the United States provides relevant insight and a breadth of knowledge and experience that strengthen the Board’s collective qualifications, skills, and experience.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES PREVIOUSLY NAMED.

Independence and Composition

The NASDAQ listing standards require that a majority of our Board be “independent” directors, as defined in the NASDAQ listing standards. The Board, upon the unanimous recommendation of the Corporate Governance and Nominating Committee, has determined that Messrs. Li, Haus and Yu, representing a majority of our Board, are “independent” as defined in the NASDAQ listing standards. The Board made its determination based on information furnished by all directors regarding their relationships with the Company and third parties as well as research conducted by management.

Stockholder Communication with the Board

We believe that it is important for our stockholders to be able to communicate their concerns to our Board. Stockholders may correspond with any director, committee member, or the Board of Directors generally by writing to the following address: China Valves Technology, Inc., No. 93 West Xinsong Road, Kaifeng City, Henan Province, People’s Republic of China 475002, Attention: Siping Fang. Please specify to whom your correspondence should be directed. All correspondence will be forwarded to the relevant director, committee member, or the full Board of Directors, as indicated in your correspondence.

Director Attendance at Annual Meeting of Stockholders

Our directors are encouraged to attend annual meetings of stockholders, but we do not have a formal policy requiring them to do so.

Code of Ethics

On September 9, 2009, our Board adopted a new Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The new Code of Ethics replaces our prior Code of Ethics that applied only to our principal executive officer, principal financial officer, principal accounting officer or controller and any person who performed similar functions. Our Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code. A copy of the Code of Ethics can be found on our website www.cvalve.com.

We are required to disclose any amendment to, or waiver from, a provision of our Code of Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure, as permitted by applicable SEC rules. Any such disclosure will be posted to our website within four business days following the date of any such amendment to, or waiver from, a provision of our Code of Ethics.

The Board’s Role in Risk Oversight

The Board of Directors has oversight responsibility of the processes established by management to report and monitor systems for material risks applicable to the Company. In addition, the Board considers the risks inherent in our corporate strategy and offers insight to management relating to risk. At Board meetings, the Board considers strategic risks and opportunities as well as risks to the Company’s reputation and reviews risks related to the sustainability of its operations together with management’s input. Each committee of the Board monitors the risks associated with their areas of responsibility and consults with the rest of the Board regarding any risks relevant to their area of responsibility. It is management’s responsibility, however, to manage day-to-day risk and bring to the Board of Directors’ attention the most material risks to the Company.

Board Leadership Structure

Mr. Fang is our Chairman and Chief Executive Officer. The Board has chosen Mr. Fang to serve as both Chairman and Chief Executive Officer because the Board believes that he will best serve the Company and our stockholders in that dual role. During Board meetings when Mr. Fang is present, he leads the Board.

The lead independent director position is determined by the issues to be discussed by the independent members of the Board and is lead by the relevant Chairman of the committee. Independent members of the Board met in executive session one time during 2009. Mr. Peter Li, as Chairman of the Audit Committee, was the lead director during the executive session.

Attendance at Board and Committee Meetings

Our directors are expected to attend Board meetings as frequently as necessary to properly discharge their responsibilities and to spend the time needed to prepare for each such meeting. The Board held four meetings during 2009 and no director missed a meeting of the Board.

Family Relationships

Mr. Binjie Fang is the son of Mr. Siping Fang. Other than otherwise disclosed, there are no other family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

  been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

  had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

  been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

  been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

  been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

  been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Promoters and Certain Control Persons

We did not have any promoters at any time during the past five fiscal years.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board has determined that each member of all our Committees are independent as director independence is specifically defined with respect to such members under the NASDAQ listing standards and applicable SEC rules and regulations. A copy of the charters for the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee is available both at the “Investors” section of the Company’s website located at www.cvalve.com and in print to any stockholder who requests it.

Audit Committee. The Audit Committee, which consists of Messrs. Li (chairman), Haus, and Yu, s primarily responsible for reviewing the services performed by our independent auditors, evaluating our accounting policies and our system of internal controls. Mr. Li serves as our audit committee financial expert as that term is defined by the applicable SEC rules. The Audit Committee held one meeting during 2009.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee, which consists of Messrs. Yu (chairman), Haus, and Li, oversees all aspects regarding the nominating of directors and setting policies and procedures for the nomination of directors. The Corporate Governance and Nominating Committee is also responsible for overseeing the creation and implementation of our corporate governance policies and procedures.. The Corporate Governance and Nominating Committee held two meetings during 2009.

Our Corporate Governance and Nominating Committee endeavors to identify individuals to serve on the Board who have expertise that is useful to us and complementary to the background, skills, and experience of other Board members. The Nominating/Governance Committee’s consideration of candidates for membership on the Board may include such factors as (a) the skills of each member of the Board, including each director’s business and management experience, accounting experience, and understanding of corporate governance regulations and public policy matters; (b) the characteristics of each member of the Board, which may include leadership abilities, sound business judgment, and independence; and (c) the general composition of the Board, which may include public company experience of the directors. The principal qualification for a director is the ability to act in the best interests of the Company and its stockholders. Each of the candidates for director named in this proxy statement have been recommended by the Corporate Governance and Nominating Committee and approved by the Board of Directors for inclusion on the attached proxy card.

Board Diversity. The Company does not have a specific policy on diversity relating to the selection of nominees for the Board, but the Board believes that while diversity and a variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin, sexual orientation, or identity. In selecting a director nominee, the Corporate Governance and Nominating Committee focuses on diversity in the broadest sense, considering, among other things, skills, expertise, or background that would complement our existing Board taking into account the Company’s business and industry.

Stockholder Nominees. The Corporate Governance and Nominating Committee also considers director nominees recommended by stockholders. See the section of this proxy statement titled, “Deadline for Stockholder Proposals,” for a description of how stockholders desiring to make nominations for directors and/or to bring a proper subject before a meeting should do so. The Corporate Governance and Nominating Committee evaluates director candidates recommended by stockholders in the same manner as it evaluates director candidates recommended by our directors, management, or employees.

Compensation Committee

General. The Compensation Committee consists of Messrs. Haus (chairman), Li, and Yu. The Compensation Committee held one meeting during 2009. The Compensation Committee is primarily responsible for reviewing and approving our compensation and benefit policies, including compensation of executive officers. When determining executive compensation, the Compensation Committee typically reviews the following materials, among others:

  Financial reports on year-to-date performance versus budget and compared to prior year performance.

  Calculations and reports on levels of achievement of individual and corporate performance objectives.

  Reports on the Company’s strategic objectives and budget for future periods.

  Information on the executive officers’ stock ownership and option holdings.

  Peer companies’ information regarding compensation programs and compensation levels.

These materials may also be reviewed during regular Board of Directors meetings.

Role of the Compensation Committee. The Compensation Committee is responsible for (i) overseeing the determination, implementation, and administration of the remuneration (including compensation, benefits, bonuses, and perquisites) of all directors and executive officers of the Company, (ii) reviewing and approving all equity compensation to be paid to other Company employees, and (iii) administering the Company’s equity-based compensation plans, although the Company does not currently have any such plans. Our compensation program and policies are designed to help us attract, motivate, and retain executives of outstanding ability and align the interests of key leadership with the long-term interests of the Company’s stockholders in order to maximize the return to stockholders.

Management’s Role in the Compensation-Setting Process. Management plays a role in the compensation-setting process. The most significant aspects of management’s role are:

  evaluating employee performance;

  establishing business performance targets and objectives; and

  recommending salary levels and any equity awards.

The Chief Executive Officer works with the Compensation Committee to provide:

  background information regarding the Company’s strategic objectives;

  his evaluation of the performance of the senior executive officers; and

  compensation recommendations as to senior executive officers (other than himself).

Although our Chief Executive Officer may recommend to the Compensation Committee the compensation package and awards to our executive officers, the Compensation Committee approves the compensation packages and also grants all awards to executive officers. The Company does not currently have a stock option or other equity incentive plan.

Role of Compensation Consultants. The Compensation Committee may retain a compensation consultant from time to time to assist the Compensation Committee in researching and evaluating executive officer and director compensation and compensation programs. The Compensation Committee did not engage any independent compensation consultants in 2009.

Delegation of Authority. The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee in order to determine or administer the compensation to the Company’s executive officers and/or directors.

EXECUTIVE OFFICERS

NAME	AGE	POSITION
Siping Fang	57	President, Chief Executive Officer, Chairman and Secretary
Renrui Tang	37	Interim Chief Financial Officer
Qizhong Xiang	62	Chief Technology Officer
Binjie Fang	37	Chief Operating Officer and Director

The background for Messrs. Tang and Xiang is set forth below. The background of Messrs. Fang and Fang is described above at “Proposal 1—Election of Directors.”

Renrui Tang. Mr. Tang became our interim chief financial officer on May 27, 2010. Between 1994 and 2004, Mr. Tang worked for the Company’s subsidiary Zhengzhou Zhengdie Valve Co. Ltd. as the manger for financial department. He had been in charge of the firm’s financing activities and various issues in accounting fields. From 2004 to April 2008, Mr. Tang was the financial director of the Company’s subsidiary Kaifeng High Pressure Valve Co. Ltd. His major duties included managing accounting and financing activities, supervising financial analysis, capital allocation, internal control and auditing. Between February 2009 and July 2009, he also served as the Company’s interim Chief Financial Officer. Mr. Tang is an International Certified Public Accountant.

Qizhong Xiang. Since 1998, Mr. Xiang has been working in various positions for the Company’s subsidiary Zhengdie Valve as a valve engineer, vice president of marketing and director of research and development. Prior to joining the Company, Mr. Xiang was a valve engineer for Hong Cheng Co. Ltd..

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth information concerning all compensation awarded to, earned by or paid to the following persons for services rendered in all capacities during 2009 and 2008: Siping Fang, who became our President and Chief Executive Officer when we completed the reverse acquisition. No other executive officers received total compensation in excess of $100,000 in any fiscal year.

			Option
Name and Principal Position	Year	Salary	Awards	Total

Siping Fang, President, CEO and Director (1)	2009	$100,000	$0	$100,000
	2008	$100,000	$0	$100,000
Ichi Shih, Chief Financial Officer (2)	2009	$84,000	$300,000	$384,000
	2008	N/A	N/A	N/A

(1) Does not include a non-cash compensation charge of $14,998,974 in connection with 4,194,344 common shares to be released for the year 2008 to Bin Li pursuant to the Make Good Escrow Agreement dated August 26, 2008, which shares are subject to the Earn-In Agreement between Bin Li and Siping Fang.

(2) Pursuant to Ms. Shih’s employment agreement, we granted Ms. Shih options to purchase 50,000 shares of the Company’s common stock at an exercise price of $6 per share on October 1, 2009, three months after the effective date of her employment agreement. The amount shown in the Option Awards column reflects the aggregate grant date fair value of the awards calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”) for the fiscal year ended December 31, 2009. For a discussion of the valuation of these awards, please refer to Note 14 in the notes to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2009. Ms. Shih was not employed by the Company in 2008 so no compensation is reported for that year.

Bonuses and Deferred Compensation

We do not have any bonus, deferred compensation or retirement plan.

Options and Stock Appreciation Rights

We do not currently have a stock option or other equity incentive plan.

Employment Agreements

On June 30, 2009, the Company and Ichi Shih entered into an employment agreement (the “Employment Agreement”), which is effective as of July 1, 2009 (the “Effective Date”). The Employment Agreement provides, among other things, that Ms. Shih's base salary will be $7,000 per month (the “Base Salary”). Additionally, within three months of the Effective Date, upon approval of the board of directors of the Company, the Company will grant Ms. Shih options to purchase 50,000 shares of the Company’s common stock at the price of $6.00 per share. Ms. Shih may exercise 33.336% of the option on the first anniversary of her employment of the Company, and 8.333% every three months after the first anniversary. The Employment Agreement contains covenants prohibiting Ms. Shih from competing with the Company during the two-year term and for two years thereafter. The Employment Agreement also prohibits Ms. Shih from disclosing any confidential information of the Company. The stock options granted to Ms. Shih have not yet been issued as of December 31, 2009. Ms. Shih resigned as the Company’s Chief Financial Officer on May 27, 2010. We have no employment contracts with any other of our executive officers or employees.

Payment of Post-Termination Compensation

The Company does not have change-in-control agreements with any of its executive officers, and the Company is not obligated to pay severance or other enhanced benefits to executive officers upon termination of their employment.

Director Compensation

The following table sets forth all compensation awarded to, earned by or paid to the directors in 2009:

	Fees Earned	Stock	Option
	or	Awards	Awards
Name	Paid in Cash	(1)	(1)	Total
Zengbiao Yu	$17,000	N/A	N/A	$17,000
Siping Fang	N/A	N/A	N/A	N/A
Binjie Fang	N/A	N/A	N/A	N/A
Peter Li	$12,000	N/A	$101,250	$113,250
William Haus	$24,000 $	22,500	$123,750	$170,250

(1) The amounts shown in the Stock Awards column and the Option Awards column reflect the aggregate grant date fair value of the awards calculated in accordance with FASB ASC Topic 718.

Zengbiao Yu was appointed director effective as of January 30, 2008. We entered into an independent director indemnification agreement with Zengbiao Yu, pursuant to which he is entitled to $17,000, as annual compensation for the services to be provided as an independent director, and as chairperson of various board committees, as applicable. Under the terms of the indemnification agreement, we agreed to indemnify the independent director against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the independent director in connection with any proceeding if the independent director acted in good faith and in our best interests. It is our practice to reimburse our directors for reasonable travel expenses related to attendance at board of directors and committee meetings.

On November 22, 2008, the Company appointed Peter Li and William Haus as new directors of the Company to fill the vacancies created by Huifeng Chen and Renrui Tang’s resignations from the board on the same day. We entered into separate independent director agreements with Peter Li and William Haus.

Mr. Li’s agreement is effective as of November 22, 2008 for a term of two years. Under the terms of Mr. Li’s agreement, the Company agreed to pay Mr. Li a monthly fee of $1,000, as compensation for the services to be provided by him as a director of the Company. The Company also agreed to grant a non-qualified stock option to Mr. Li for the purchase of 22,500 shares of common stock of the Company at an exercise price of $8.00. One third of the options (or 7,500 shares) will vest on November 22, 2009. The remaining options will vest in eight equal quarterly installments (or 1,875 shares each installment) over a two-year period in every quarter after November 22, 2009. The stock option expires in five years. Mr. Li’s agreement also contains customary confidentiality and non-compete provisions.

The agreement with Mr. Haus became effective on December 1, 2008 and was revised on June 29, 2009. Under the terms of Mr. Haus’ agreement, the Company agreed to pay Mr. Haus a monthly fee of $2,000, as compensation for the services to be provided by him as a director of the Company. The Company also agreed to grant 5,000 shares of common stock to Mr. Haus on June 29, 2009. On June 29, 2009, the Company agreed to grant a non-qualified stock option to Mr. Haus for the purchase of 27,500 shares of common stock of the Company at an exercise price of $6.00. The stock option expires on June 28, 2014. Mr. Haus’ agreement also contains customary confidentiality and non-compete provisions.

The stock options and restricted common shares granted to Mr. Li and Mr. Haus have not yet been issued as of December 31, 2009.

Mr. Siping Fang and Mr. Binjie Fang are paid in their capacity as executive officers of the Company and they do not receive any additional compensation for their service as directors.

Limitation of Liability and Indemnification of Officers and Directors

Our bylaws provide for the indemnification of our present and prior directors and officers or any person who may have served at our request as a director or officer of another corporation in which we own shares of capital stock or of which we are a creditor against expenses actually and necessarily incurred by them in connection with the defense of any actions, suits or proceedings in which they, or any of them, are made parties, or a party, by reason of being or having been director(s) or officer(s) of us or of such other corporation, in the absence of negligence or misconduct in the performance of their duties. This indemnification policy could result in substantial expenditure by us, which we may be unable to recoup.

Insofar as indemnification by us for liabilities arising under the Securities Exchange Act of 1934 may be permitted to our directors, officers and controlling persons pursuant to provisions of the Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

The following includes a summary of transactions since the beginning of 2009, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds $120,000, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were no less favorable to the Company than the terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

The Company received loans from Siping Fang, Chief Executive Officer and Chairman, for cash flow purposes. As of December 31, 2009 and December 31, 2008 the outstanding amount due to Mr. Fang was $1,707,353 and $858,367, respectively. The loans are unsecured, interest-free and have no fixed terms of repayment, but are expected to be repaid in cash. In 2007, Siping Fang contributed $1,249,999 to the Company’s subsidiary, Zhengdie Valve, to fulfill its PRC registered capital requirement. In 2008, during the reorganization of the ownership of our operating subsidiaries (see Item 1 – Business – Reorganization or our Annual Report on Form 10-K for the year ended December 31, 2009), Siping Fang contributed an additional RMB 10 million ($1,317,095) to our operating subsidiaries to enable them to meet their approved PRC registered capital requirements. Following our re-acquisition of the legal ownership of our operating subsidiaries and the subsequent consummation of a Securities Purchase Agreement related to the private placement of our common stock, this contribution is to be returned to Mr. Fang.

The Company borrowed money from certain employees for cash flow purposes. The loans bear interest at 10% per annum with no fixed repayment terms. Loans from employees amounted to $184,817 and $131,263 as of December 31, 2009 and December 31, 2008, respectively.

As a condition precedent to the consummation of the Securities Purchase Agreement related to the private placement of our common stock, on August 26, 2008, High Pressure Valve and the Casting Company entered into an Agreement for the Transfer of Land Use Right and Housing Titles (the “Real Estate Transfer Agreement”) for the transfer of certain land use rights and buildings to High Pressure Valve (the “Real Estate”). As the transfer was expected to take approximately ten months to complete with relevant Chinese government agencies, on August 26, 2008, High Pressure Valve and the Casting Company also entered into a Lease Agreement (the “Lease Agreement”) pursuant to which the Casting Company agreed to lease the Real Estate to High Pressure Valve until the latter acquires title to the Real Estate. In addition, High Pressure Valve and the Casting Company entered into a Leaseback Agreement (the “Leaseback Agreement”) pursuant to which High Pressure Valve agreed to lease a portion of the Real Estate to the Casting Company for a period of one year starting on the date of the acquisition of title to the Real Estate by High Pressure Valve.

In connection with the Real Estate Transfer Agreement, on August 26, 2008, the Company entered into a Real Estate Share Escrow Agreement with the stockholder of the Casting Company, Mr. Bin Fang, Brean Murray, Carret & Co., LLC and Escrow, LLC (the “Real Estate Escrow Agreement”), pursuant to which the Company agreed to issue and place in escrow for the benefit of Mr. Fang or his designee, 2,750,000 shares of the Company’s common stock (the “Real Estate Shares”) in exchange for Mr. Fang’s agreement to cause the Casting Company to transfer the Real Estate under the Real Estate Transfer Agreement. The Real Estate was transferred to High Pressure Valve on March 6, 2009 and 2,750,000 shares was released to Mr. Bin Fang.

As a result of the Company’s issuance of contingent shares to the Casting Company’s stockholder, Mr. Bin Fang, the Casting Company became an 8.81% stockholder and a related party. Mr. Bin Fang is not related to either Mr. Siping Fang, our Chief Executive Officer and Chairman or Mr. Binjie Fang, our Chief Operating Officer and a director. As of December 31, 2008 advances on inventory purchases due to the Casting Company amounted to $385,066.

On August 26, 2008, High Pressure Valve and the Casting Company, our largest supplier, entered into a Manufacturing and Supply Agreement pursuant to which the Casting Company agreed to provide High Pressure Valve with molds, casts, dies and other supplies and equipment for use in the manufacture of High Pressure Valve’s products. The Casting Company also agreed to use its production capacity to fulfill High Pressure Valve’s orders before it may take any orders from third parties. The term of the agreement is five years. The agreement does not require High Pressure Valve to purchase any minimum volume or value of products. Prices will be determined at the time orders are submitted to the Casting Company, based on prevailing market prices.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The Audit Committee of the Company’s Board of Directors is composed of Messrs. Li (Chairman), Haus, and Yu. The Board has determined that (i) each member of our Audit Committee is “independent” as defined under the NASDAQ listing standards and applicable SEC rules and regulations (ii) each member of our Audit Committee meets the audit committee composition requirements in the NASDAQ listing standards and (iii) Mr. Li qualifies as an “audit committee financial expert” as defined in applicable SEC rules and regulations.

In accordance with a written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for overseeing the quality and integrity of the Company’s financial reporting processes, including the system of internal controls, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The Audit Committee reviews and reassesses the adequacy of the charter on a regular basis, and at least annually. The Audit Committee Charter is available through Company’s website located at www.cvalve.com and in print to any stockholder who requests it.

Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with GAAP and issuing a report on those consolidated financial statements and issuing a report on internal controls over financial reporting. The Audit Committee is responsible for monitoring and overseeing these processes. In fulfilling its responsibilities set forth in the Audit Committee Charter, the Committee has accomplished, among other things, the following:

  it has reviewed and discussed the audited financial statements for 2009 with management.

  it has discussed with its independent registered public accounting firm, Frazer Frost LLP, the matters required to be discussed by Statements on Auditing Standards No. 61, Communications with Audit Committees (SAS 61), as amended and adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

  it has received from Frazer Frost LLP, written disclosures and the letter required by applicable PCAOB rules regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence.

  it has discussed with Frazer Frost LLP its independence from us.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Company’s Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Peter Li, Chairman
William Haus
Zengbiao Yu

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 2)

Independent Registered Public Accounting Firm For 2010

The Audit Committee has selected the firm of Frazer Frost LLP as the Company’s independent registered public accounting firm for 2010. Stockholder ratification of the selection of Frazer Frost LLP as the Company’s independent registered public accounting firm is not required. However, the Board of Directors is submitting the selection of Frazer Frost LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain Frazer Frost LLP. In such event, the Audit Committee may retain Frazer Frost LLP, notwithstanding the fact that the stockholders did not ratify the selection, or select another nationally recognized independent registered public accounting firm without resubmitting the matter to the stockholders. Even if the selection is ratified, the Audit Committee reserves the right in its discretion to select a different nationally recognized independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Frazer Frost LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. Frazer Frost LLP was paid aggregate fees of approximately $325,891 and $297,816 for the fiscal years ended December 31, 2009 and 2008, respectively, for professional services rendered for the audit of our annual financial statements.

Audit-Related Fees. Frazer Frost LLP was not paid any audit-related fees for the fiscal years ended December 31, 2009 or 2008.

Tax Fees. Frazer Frost LLP was paid $13,000 for the fiscal year ended December 31, 2009 for professional services rendered for tax compliance and $7,000 was paid for the fiscal year ended December 31, 2008.

All Other Fees. Frazer Frost was paid no other fees for professional services during the fiscal years ended December 31, 2009 and 2008.

Board of Directors Pre-Approval Policies and Procedures

Our Board of Directors has adopted the policy to pre-approve audit and permissible non-audit services provided by our independent auditors. The Audit Committee monitors audit services engagements; reviews such engagements; and approves any changes in the terms, conditions, fees, or scope of such engagements. The Audit Committee has pre-approved certain services, including the following:

  services associated with periodic reports and other documents filed with the SEC; and

  tax services.

The following services require specific pre-approval of the Audit Committee: annual audit services engagement, terms and fees, including required quarterly reviews, and report on internal controls over financial reporting.

In accordance with SEC rules and regulations, the following services will not be provided by the independent registered public accounting firm:

  Bookkeeping or other services related to the accounting records or financial statements of the Company;

  Financial information systems design and implementation;

  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

  Actuarial services;

  Internal audit outsourcing;

  Management functions;

  Human resources;

  Broker-dealer, investment adviser, or investment banking services;

  Legal services; and

  Expert services unrelated to the audit.

All fees paid for 2009 were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF FRAZER FROST LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

DEADLINE FOR STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8(e) of the Securities Exchange Act of 1934 (the Exchange Act), proposals of stockholders intended to be presented at the 2011 Annual Meeting of Stockholders must be received by the Secretary of the Company at our principal executive office at China Valves Technology, Inc., No. 93 West Xinsong Road, Kaifeng City, Henan Province, People’s Republic of China 475002, not later than March 14, 2011 for inclusion in the proxy statement for that meeting.

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2009, including the financial statements and schedules thereto, as filed with the SEC. Such written requests should be directed to the Secretary of the Company, at our principal executive office at China Valves Technology, Inc., No. 93 West Xinsong Road, Kaifeng City, Henan Province, People’s Republic of China 475002. A copy of our Annual Report on Form 10-K is also available on our website at www.cvalve.com.

ADDITIONAL INFORMATION

Management knows of no matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, officers, and certain persons who own more than 10% of our common stock to file with the SEC reports concerning their beneficial ownership of our equity securities. These persons are required to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on our review of the copies of such forms received by us from our directors, officers, and greater than 10% beneficial owners, all these reports were filed on a timely basis with the exceptions listed below. We believe that all directors and officers of the Company subject to Section 16(a) reporting are current in their reporting obligations thereunder.

By Order of the Board,

 /s/ Siping Fang
Siping Fang
Chairman and Chief Executive Officer

June 24, 2010
Kaifeng City, Henan Province

CHINA VALVES TECHNOLOGY, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS—JULY 9, 2010
(This Proxy is solicited by the Board of Directors of the Company)

The undersigned stockholder of China Valves Technology, Inc. (the “Company”) hereby appoints Messrs. Siping Fang and Binjie Fang, or either of them, his/her true and lawful agents and proxies, each with full power of substitution, to represent and to vote as specified in this proxy all common stock of the Company that the undersigned stockholder would be entitled to vote if present in person at the Annual Meeting of Stockholders of the Company to be held at 21F Kineer Plaza, 226 Jinshui Road, Zhengzhou, Henan Province, People’s Republic of China 450008, on Friday, July 9, 2010 at 7 p.m. local time.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES TO WHICH THIS PROXY RELATES WILL BE VOTED “FOR ALL NOMINEES” WITH RESPECT TO THE ELECTION OF DIRECTORS IN PROPOSAL 1; AND “FOR” THE RATIFICATION OF FRAZER FROST LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM IN PROPOSAL 2, AND THIS PROXY AUTHORIZES THE ABOVE DESIGNATED PROXIES TO VOTE IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT AUTHORIZED BY RULE 14a-4(c) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

These proxy materials and our annual report are available at www.cvalve.com.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

CHINA VALVES TECHNOLOGY, INC.
The Board of Directors recommends a vote
“FOR ALL NOMINEES” for directors in Proposal 1,
and “FOR” Proposal 2.

Please sign, date, and return promptly in the enclosed envelope.

Please mark your vote in blue or black ink as shown here

1.

PROPOSAL 1—ELECTION OF DIRECTORS

[  ]  FOR all nominees
[  ]  WITHHOLD AUTHORITY for all nominees.
[  ]  FOR ALL EXCEPT (See instructions below).

NOMINEES:

[  ]  Siping Fang
[  ]  Zengbiao Yu
[  ]  Peter Li
[  ]  William Haus
[  ]  Binjie Fang

INSTRUCTION:    To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold as shown here

2.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF FRAZER FROST LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010.

[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

3.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, in which Proposals 1 and 2 are fully explained.

PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE.

Signature: ___________	Signature (if held jointly): ______________	Date: ______________

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.